UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06400

The Advisors’ Inner Circle Fund

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

CT Corporation

101 Federal Street

Boston, MA 02110

(Name and address of agent for service)

Registrant’s telephone number, including area code: (877) 446-3863

Date of fiscal year end: October 31, 2014

Date of reporting period: October 31, 2014

Item 1.	Reports to Stockholders.

The Advisors’ Inner Circle Fund

AT Disciplined Equity Fund

AT Mid Cap Equity Fund

AT Income Opportunities Fund

Annual Report	October 31, 2014

THE ADVISORS’ INNER CIRCLE FUND	AT FUNDS
OCTOBER 31, 2014

The Funds file their complete schedule of fund holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to fund securities, as well as information relating to how a Fund voted proxies relating to fund securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-855-3AT-FUND; and (ii) on the Commission’s website at http://www.sec.gov.

THE ADVISORS’ INNER CIRCLE FUND	AT FUNDS
OCTOBER 31, 2014 (Unaudited)

LETTER TO SHAREHOLDERS

The twelve months ended October 31, 2014 was a profitable period for U.S. equity markets, though less so as investors moved down the market cap scale. The S&P 500 posted a well above average 17.27% total return, but the Russell 2000® small cap index was up less than half that amount. Until October, the environment was also marked by unusually low trading volatility. We attribute this prosperous outcome to four factors: the bond market, monetary policy, U.S. economic performance, and corporate earnings.

The Bond Market. As we entered 2014, the overwhelming consensus view was that bond yields couldn’t go any lower, and had to rise. The consensus has been wrong, at least so far. Intermediate and long-term Treasury yields moved lower, comforted by low inflation readings, a strengthening dollar, and perceived attractiveness vs. the even lower yields offered in other sovereign markets in Europe and Japan. This lower than expected yield regime was a pleasant surprise for most equity investors.

Monetary Policy. While leadership at the Federal Reserve (“Fed”) changed, the policy priority focused on bolstering the economy and avoiding deflation did not. Janet Yellen and the Federal Open Market Committee (“FOMC”) continued with the gradual taper of quantitative easing, ending the buying program in October, but have held short-term interest rates at essentially zero. While its maximum impact may have passed, the Fed’s extraordinary stimulus continues to provide substantial liquidity to financial markets and has succeeded in moving many investors out along the risk curve. These trends have been a catalyst for equity markets.

The Economy. While hardly a runaway train, the U.S. economy made gradual improvement over the course of the year. The pace of job growth picked up, industrial production was solid, and the housing market slowly recovered. Most importantly, conditions for a long economic expansion are in place. Inflation readings were low throughout the period, due to modest wage gains and a gathering cycle of commodity price deflation, including in energy prices. All in all, a suitable backdrop for equity investing.

Earnings. Though slower than the early years of the bull market, corporate profits advanced at a solid pace, aided by better domestic demand and continued cost discipline. Share buybacks also aided the cause on a per share basis.

Looking ahead, we believe that the equity bull market is sustainable. However, we anticipate a lower return trajectory and more volatility than have been in evidence in recent years. Valuations are no longer cheap, and earnings will be under some

THE ADVISORS’ INNER CIRCLE FUND	AT FUNDS
OCTOBER 31, 2014 (Unaudited)

pressure from a stronger dollar and weaker foreign demand. A narrower advance is likely, as more companies get left behind by these challenges. Though a more challenging phase of the bull market, it is one that favors active managers with a bias toward quality.

Thank you for your investment in the AT Funds. Below is a discussion of each Fund’s performance and strategy for the fiscal year.

AT Disciplined Equity Fund

The AT Disciplined Equity Fund (the “Fund”) outperformed the benchmark S&P 500 Index by 98 basis points, returning 18.25% for the fiscal year ended October 31, 2014. The Fund outperformed in several sectors, including Consumer Discretionary, Consumer Staples, Energy, Financials, Technology, Telecommunications and Healthcare. In the Consumer Discretionary sector, media was a standout led by DIRECTV after an announced takeover by AT&T, and Disney. In Consumer Staples, the Fund was underweight this underperforming sector. Holdings in CVS and PepsiCo performed well. The Energy portion of the Fund had strong relative performance with Williams Companies far outpacing the sector performance as well as the benchmark performance. Other areas of strength were Managed Care, REITs, Banks and IT Services.

Sectors detracting from performance were Materials and Industrials. Holdings in Freeport McMoran, Praxair, Boeing, United Technology, General Electric and Danaher underperformed. Not having exposure to the strongly performing Biotech industry also hurt performance on a relative basis.

The Fund remains focused on high quality companies that generate free cash flow and are selling at attractive valuations. The Fund took advantage of a weak consumer spending environment to increase holdings in high quality retailers during the period. Other areas of emphasis include Managed Care and IT Services.

AT Mid Cap Equity Fund

We are pleased to welcome investors to our mid-cap growth strategy, available as a mutual fund, the AT Mid Cap Equity Fund (the “Fund”), since its inception on June 27, 2014. This letter covers our results from inception to the Fund’s fiscal year end of October 31, 2014.

After a strong first half in calendar year 2014, market returns were a bit more subdued over the summer and early fall. The economy continues to move ahead and

THE ADVISORS’ INNER CIRCLE FUND	AT FUNDS
OCTOBER 31, 2014 (Unaudited)

earnings are growing, so the outlook is favorable. Larger capitalizations fared better in this period building on the lead from the second quarter of 2014. The S&P 500 Index rose +3.56%, while the Fund’s benchmark, the Russell Mid-Cap Growth Index, was up +2.27%. We view this as a partial correction of valuation disparities that had built up earlier. Mid-cap growth stocks continue to have long-term growth forecasts in the 13% to 17% range, higher than larger caps.

The Fund materially outperformed its benchmark in the four months since inception, with a total return of 5.40%. After a multi-year headwind, it appears that investors are returning to a quality focus. Slower rates of market appreciation inherently discourage more speculative ideas. Investing in companies with solid fundamentals can be much more comforting. We remain convinced that an unwavering focus on investments that can deliver high returns on invested capital, good free cash flows, and consistent earnings growth will be rewarding.

For the period, we received some benefit from being modestly overweight in the health care sector and underweight in the energy sector. Most of our relative success came from stock picking. The biggest contributor was Medivation, a biotech company that has some big breakthroughs in the treatment of prostate cancer. Monster Beverage, which signed an exciting distribution deal with Coca-Cola, also posted very strong returns. Skyworks Solutions and Avago Technologies, semiconductor companies, which sell components for smart phones, were also noteworthy.

The biggest drag came from Pioneer Natural Resources, a leading independent gas and oil production company. It has been our largest holding in the energy sector with a terrific long-term record of growing its reserve. While current weaknesses in energy prices is a challenge for all companies in the sector, we continue to want some investment representation in our portfolio. We continue to believe Pioneer will be a long-term sector outperformer.

Our outlook for the portfolio is upbeat. The long-term rate of earnings growth is in the mid-teens. The earnings revision trends remain modestly positive and ahead of benchmark. The return on equity is in the high teens. Yet, the current valuation is about 17.5x next year’s earnings on most measurements and below that of the benchmark while providing superior quality metrics. We continue to advocate that this is the long-term winning formula for good portfolio performance.

THE ADVISORS’ INNER CIRCLE FUND	AT FUNDS
OCTOBER 31, 2014 (Unaudited)

AT Income Opportunities Fund

The AT Income Opportunities Fund (the “Fund”) returned 1.42% since its inception on June 27, 2014. The Fund’s primary benchmark, a blend comprised of 60% S&P 500 Index and 40% Barclays U.S. Government/Credit Index returned 2.65%; driven by a 3.56% gain in the S&P 500 Index and a 1.27% gain in the Barclays U.S. Government/Credit Index.

The July through October time period was characterized by an increase in market volatility following a rather benign environment during the first half of the calendar year. The U.S. equity market’s positive return masks the intra-period fluctuations. Generally improving economic fundamentals in the United States helped buoy U.S. stocks relative to non-U.S. stocks, but a weakening outlook for growth in Europe and Asia did have a spillover effect on U.S. markets, resulting in a pick-up in market volatility, an abrupt decline in commodity prices and a rise in the value of the U.S. Dollar.

While U.S. economic growth expectations held steady, global estimates were revised lower and expectations for inflation also moderated. This had the effect of lowering the nominal rate on long-term U.S. Treasuries, while also increasing credit spreads. The 10-year UST yield declined from 2.53% to 2.14% by mid-October, before rebounding modestly to 2.34% at the end of the period. High yield bond spreads increased by approximately 100 basis points.

Given the decline in Treasury yields, many of the Fund’s more interest rate sensitive holdings were positive contributors to performance, including preferred equities and municipal bond closed-end funds. Wider credit spreads resulted in modest declines in the value of some high yield debt holdings. This was offset by strong performance in Kinder Morgan debt, which was driven by favorable restructuring actions at the company. In equities, positive performance was driven by strong double-digit gains from such companies as Lockheed Martin, Paychex, Home Depot, and Leggett & Platt. Exposure to “yield co’s” such as Abengoa Yield and Terraform Power detracted from performance. No exposure to some areas of the market that don’t typically pay dividends and posted strong results, such as biotechnology companies, was a headwind to relative performance.

Looking forward to the year ahead, we believe that equity valuations are currently fair relative to expected growth and underlying trends. Should the U.S. economy continue to expand alongside improving company fundamentals, we would expect equities to extend their outperformance relative to most other asset classes. Dividend paying equities, which the strategy primarily invests within the Fund’s equity

THE ADVISORS’ INNER CIRCLE FUND	AT FUNDS
OCTOBER 31, 2014 (Unaudited)

allocation, are likely to be subject to fluctuations in interest rates in the short to intermediate time frame, but longer-term are expected to perform well versus non-dividend paying equities.

The absolute level of interest rates, as measured by the 10-year UST yield, remain near historical lows. The long-term return on these bonds is expected to be limited, and consequently, the Fund does not have any investments in Treasuries. Given the slow but expanding economic outlook, low absolute level of interest rates, and the expectation that the Federal Reserve will begin to increase short-term rates in the year ahead, the Fund’s fixed income exposure favors a benign credit outlook, while being mindful of the risk for higher interest rates. Exposure is concentrated in shorter duration high yield debt with stronger relative credit ratings where management believes the best opportunity exists to balance duration and credit risk.

Definition of the Comparative Indices

S&P 500 Index is an unmanaged index containing common stocks of 500 industrial, transportation, utility and financial companies, regarded as generally representative of the U.S. stock market. The return per the total return index reflects the reinvestment of income dividends and capital gain distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.

Russell Mid-Cap Growth Index is an unmanaged capitalization-weighted index of medium and medium/small companies in the Russell 1000® Index chosen for their growth orientation. The Russell 1000® Index is an unmanaged price-only index of the 1,000 largest capitalized companies that are domiciled in the U.S. and whose common stocks are traded.

Barclays U.S. Government/Credit Index is an unmanaged index that includes government and investment-grade corporate bonds with at least one year until maturity.

THE ADVISORS’ INNER CIRCLE FUND	AT DISCIPLINED
EQUITY FUND
OCTOBER 31, 2014 (Unaudited)

Growth of a $10,000 Investment

	AVERAGE TOTAL RETURN FOR THE PERIOD ENDED OCTOBER 31, 2014(1)
	1 Year	3 Years	5 Years	Inception to Date
AT Disciplined Equity Fund, Institutional Shares	18.25%	19.07%	16.59%	8.57%
S&P 500 Index	17.27%	19.77%	16.69%	7.63%

(1)	On January 2, 2014, the Invesco Disciplined Equity Fund (the “Predecessor Fund”) was reorganized into The Advisors’ Inner Circle Fund AT Disciplined Equity Fund. Prior to September 21, 2009, the Fund operated as Atlantic Whitehall Equity Income Fund (the “Atlantic Whitehall Predecessor Fund”, collectively the “Predecessor Funds”) and the AT Disciplined Equity Fund assumed the historical performance of the Predecessor Funds. Information presented from September 21, 2009 through January 2, 2014 is that of the Predecessor Fund. Inception date of the Atlantic Whitehall Predecessor Fund was December 1, 2005. Information presented prior to September 21, 2009 is that of the Atlantic Whitehall Predecessor Fund.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, it may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. If the Adviser had not limited certain expenses, the Fund’s total return would have been lower.

See definition of the comparative indices on page 5

THE ADVISORS’ INNER CIRCLE FUND	AT MID CAP
EQUITY FUND
OCTOBER 31, 2014 (Unaudited)

Growth of a $10,000 Investment

TOTAL RETURN FOR THE PERIOD ENDED OCTOBER 31, 2014(1)
Cumulative Inception to Date
AT Mid Cap Equity Fund, Institutional Shares	5.40%
Russell Mid-Cap Growth Index	2.27%

(1)	Fund commenced operations on June 27, 2014.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, it may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. If the Adviser had not limited certain expenses, the Fund’s total return would have been lower.

See definition of the comparative indices on page 5

THE ADVISORS’ INNER CIRCLE FUND	AT INCOME
OPPORTUNITIES FUND
OCTOBER 31, 2014 (Unaudited)

Growth of a $10,000 Investment

TOTAL RETURN FOR THE PERIOD ENDED OCTOBER 31, 2014(1)
Cumulative Inception to Date
AT Income Opportunities Fund, Institutional Shares	1.42%
60/40 Hybrid of the S&P 500 Index and Barclays U.S. Government/Credit Index	2.65%
S&P 500 Index	3.56%
Barclays U.S. Government/Credit Index	1.27%

(1)	Commenced operations on June 27, 2014.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, it may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. If the Adviser had not limited certain expenses, the Fund’s total return would have been lower.

See definition of the comparative indices on page 5

THE ADVISORS’ INNER CIRCLE FUND	AT DISCIPLINED
EQUITY FUND
OCTOBER 31, 2014

SECTOR WEIGHTINGS (Unaudited)†

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 97.5%**
	Shares	Value

CONSUMER DISCRETIONARY — 16.0%
Amazon.com*	35,505	$10,845,357
Comcast, Cl A	245,589	13,593,351
DIRECTV*	51,745	4,490,949
Dollar General*	137,725	8,631,226
Home Depot	146,700	14,306,184
Macy’s	122,745	7,097,116
Omnicom Group	120,140	8,633,260
TJX	203,903	12,911,138
VF	109,254	7,394,311
Walt Disney	63,690	5,819,992

		93,722,884

CONSUMER STAPLES — 4.3%
Colgate-Palmolive	100,885	6,747,189
CVS Caremark	124,481	10,681,714
PepsiCo	84,458	8,122,326

		25,551,229

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	AT DISCIPLINED
EQUITY FUND
OCTOBER 31, 2014

COMMON STOCK — continued
	Shares	Value

ENERGY — 8.1%
Anadarko Petroleum	124,554	$11,431,566
Apache	82,011	6,331,249
EQT	59,778	5,621,523
Marathon Oil	211,110	7,473,294
Williams	301,141	16,716,337

		47,573,969

FINANCIALS — 16.7%
AvalonBay Communities REIT	29,921	4,662,889
Bank of America	696,365	11,949,623
BlackRock, Cl A	21,116	7,202,879
Capital One Financial	117,605	9,734,166
Citigroup	163,068	8,729,030
JPMorgan Chase	211,326	12,780,997
Prudential Financial	126,360	11,187,914
Simon Property Group REIT	44,333	7,944,917
US Bancorp	274,290	11,684,754
Wells Fargo	225,613	11,977,794

		97,854,963

HEALTH CARE — 15.2%
Aetna	131,354	10,838,018
Covidien PLC	174,055	16,089,644
Express Scripts Holding*	225,874	17,351,641
Johnson & Johnson	85,035	9,165,072
Medtronic	57,610	3,926,697
Merck	170,742	9,892,792
Stryker	107,545	9,413,414
UnitedHealth Group	130,055	12,356,526

		89,033,804

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	AT DISCIPLINED
EQUITY FUND
OCTOBER 31, 2014

COMMON STOCK — continued
	Shares	Value

INDUSTRIALS — 8.4%
Boeing	69,910	$8,732,458
Danaher	146,482	11,777,153
General Electric	495,679	12,793,475
Union Pacific	57,500	6,695,875
United Technologies	87,063	9,315,741

		49,314,702

INFORMATION TECHNOLOGY — 25.0%
Alliance Data Systems*	26,790	7,590,947
Apple	179,150	19,348,200
Automatic Data Processing	163,199	13,346,414
CDK Global*	20	672
Check Point Software Technologies*	81,735	6,068,824
Cisco Systems	417,661	10,220,165
Citrix Systems*	96,470	6,196,268
EMC	323,940	9,306,796
Fidelity National Information Services	111,033	6,483,217
Fiserv*	136,711	9,498,680
Google, Cl A*	9,337	5,302,202
Google, Cl C*	19,960	11,159,237
Microsoft	281,528	13,217,740
Oracle	353,030	13,785,821
Teradata*	86,270	3,650,947
Visa, Cl A	47,317	11,423,743

		146,599,873

MATERIALS — 1.8%
Praxair	83,878	10,567,789

TELECOMMUNICATION SERVICES — 2.0%
Verizon Communications	233,330	11,724,833

TOTAL COMMON STOCK (Cost $392,690,073)		571,944,046

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	AT DISCIPLINED
EQUITY FUND
OCTOBER 31, 2014

CASH EQUIVALENT (A) — 2.1%
	Shares	Value

AIM Short-Term Investment Company Liquid Assets Portfolio, Institutional Class, 0.060% (Cost $12,154,561)	12,154,561	$12,154,561

TOTAL INVESTMENTS — 99.6% (Cost $404,844,634)		$584,098,607

Percentages are based on Net Assets of $586,379,232.
*	Non-income producing security.
**	More narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting.

(A) The reporting rate is the 7-day effective yield as of October 31, 2014.

Cl — Class

PLC — Public Limited Company

REIT — Real Estate Investment Trust

As of October 31, 2014, all of the Fund’s investments were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP. For the year ended October 31, 2014, there have been no transfers between Level 1 and Level 2 assets and liabilities.

For more information on valuation inputs, see Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	AT MID CAP
EQUITY FUND
OCTOBER 31, 2014

SECTOR WEIGHTINGS (Unaudited)†

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 96.4%**
	Shares	Value

CONSUMER DISCRETIONARY — 20.8%
AutoNation*	8,147	$466,497
AutoZone*	2,263	1,252,616
Bed Bath & Beyond*	8,097	545,252
Charter Communications, Cl A*	2,087	330,560
Delphi Automotive	4,916	339,106
Dick’s Sporting Goods	6,940	314,868
Discovery Communications, Cl C*	13,528	473,345
Dollar Tree*	13,000	787,410
Foot Locker	9,731	545,033
GameStop, Cl A	9,341	399,421
LKQ*	15,049	429,950
Marriott International, Cl A	10,511	796,208
Mohawk Industries*	3,143	446,431
Panera Bread, Cl A*	2,452	396,341
PetSmart	5,381	389,315
Polaris Industries	3,030	457,106
Ross Stores	7,443	600,799
Tractor Supply	6,613	484,204

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	AT MID CAP
EQUITY FUND
OCTOBER 31, 2014

COMMON STOCK — continued
	Shares	Value

CONSUMER DISCRETIONARY — continued
Whirlpool	3,055	$525,613

		9,980,075

CONSUMER STAPLES — 4.0%
Brown-Forman, Cl B	5,959	552,221
Church & Dwight	7,317	529,824
Monster Beverage*	8,298	837,102

		1,919,147

ENERGY — 3.5%
Concho Resources*	3,797	413,987
EQT	2,980	280,239
Noble Energy	5,758	331,834
Pioneer Natural Resources	3,319	627,490

		1,653,550

FINANCIALS — 6.2%
American Tower, Cl A REIT	4,539	442,552
Ameriprise Financial	6,110	770,899
Intercontinental Exchange	2,351	489,690
Jones Lang LaSalle	2,665	360,335
T Rowe Price Group	5,632	462,331
TD Ameritrade Holding	13,880	468,311

		2,994,118

HEALTH CARE — 16.7%
Aetna	7,455	615,112
Alkermes*	6,299	318,414
AmerisourceBergen, Cl A	9,555	816,092
Catamaran*	9,480	451,912
HCA Holdings*	5,859	410,423
HealthSouth	14,169	571,436
Humana	4,061	563,870

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	AT MID CAP
EQUITY FUND
OCTOBER 31, 2014

COMMON STOCK — continued
	Shares	Value

HEALTH CARE — continued
Jazz Pharmaceuticals*	2,313	$390,527
Medivation*	7,518	794,653
MEDNAX*	12,095	755,091
Mylan*	10,837	580,321
Regeneron Pharmaceuticals*	943	371,278
Team Health Holdings*	11,441	715,520
Universal Health Services, Cl B	6,010	623,297

		7,977,946

INDUSTRIALS — 11.4%
AMETEK	14,609	761,860
Fluor	5,218	346,162
Hubbell, Cl B	2,037	231,016
IHS, Cl A*	3,043	398,724
Kansas City Southern	3,935	483,179
Pentair	5,293	354,896
Roper Industries	5,004	792,133
Stericycle*	3,872	487,872
Timken	6,085	261,594
Triumph Group	6,286	437,694
Wabtec	3,835	330,960
WW Grainger	2,351	580,227

		5,466,317

INFORMATION TECHNOLOGY — 26.4%
Alliance Data Systems*	5,683	1,610,278
Altera	13,050	448,529
Amphenol, Cl A	11,843	599,019
ANSYS*	5,268	413,854
Avago Technologies, Cl A	10,385	895,706
Cardtronics*	15,150	581,609
Check Point Software Technologies*	10,096	749,628

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	AT MID CAP
EQUITY FUND
OCTOBER 31, 2014

COMMON STOCK — continued
	Shares	Value

INFORMATION TECHNOLOGY — continued
Citrix Systems*	4,061	$260,838
Cognizant Technology Solutions, Cl A*	23,586	1,152,176
EPAM Systems*	11,416	545,000
Equinix	2,200	459,580
Fidelity National Information Services	5,796	338,428
Fiserv*	18,306	1,271,901
Microchip Technology	14,986	646,047
NXP Semiconductor*	11,340	778,604
Skyworks Solutions	9,203	535,983
TE Connectivity	4,086	249,777
Vantiv, Cl A*	19,324	597,498
WEX*	4,602	522,603

		12,657,058

MATERIALS — 5.8%
Ashland	3,332	360,089
Berry Plastics Group*	15,892	413,510
Celanese, Ser A	7,481	439,359
Crown Holdings*	8,763	420,010
FMC	6,387	366,295
International Flavors & Fragrances	4,539	450,042
Rockwood Holdings	4,375	336,481

		2,785,786

TELECOMMUNICATION SERVICES — 1.6%
SBA Communications, Cl A*	6,676	749,915

TOTAL COMMON STOCK (Cost $41,633,986)		46,183,912

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	AT MID CAP
EQUITY FUND
OCTOBER 31, 2014

CASH EQUIVALENT (A) — 3.9%
	Shares	Value

AIM Short-Term Investment Company Liquid Assets Portfolio, 0.060% (Cost $1,868,170)	1,868,170	$1,868,170

TOTAL INVESTMENTS — 100.3% (Cost $43,502,156)		$48,052,082

Percentages are based on Net Assets of $47,887,564.
*	Non-income producing security.
**	More narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting.

(A) The reporting rate is the 7-day effective yield as of October 31, 2014.

Cl — Class

REIT — Real Estate Investment Trust

Ser — Series

As of October 31, 2014, all of the Fund’s investments were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP. For the period ended October 31, 2014, there have been no transfers between Level 1 and Level 2 assets and liabilities.

For more information on valuation inputs, see Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	AT INCOME
OPPORTUNITIES FUND
OCTOBER 31, 2014

SECTOR WEIGHTINGS (Unaudited)†

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 59.1%
	Shares	Value

CONSUMER DISCRETIONARY — 8.5%
Home Depot	13,189	$1,286,191
Leggett & Platt	30,357	1,195,459
McDonald’s	12,689	1,189,340
MDC Partners, Cl A	56,750	1,174,725
Regal Entertainment Group, Cl A	64,920	1,437,978
Six Flags Entertainment	14,745	594,223
Target	25,331	1,565,962
Time Warner Cable	10,288	1,514,497

		9,958,375

CONSUMER STAPLES — 2.6%
Kellogg	24,538	1,569,451
PepsiCo	14,965	1,439,184

		3,008,635

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	AT INCOME
OPPORTUNITIES FUND
OCTOBER 31, 2014

COMMON STOCK — continued
	Shares	Value

ENERGY — 7.2%
ConocoPhillips	20,307	$1,465,150
Kinder Morgan	30,617	1,184,878
ONEOK	11,553	680,934
Spectra Energy	34,788	1,361,254
TransCanada	30,561	1,506,352
Williams	38,728	2,149,791

		8,348,359

FINANCIALS — 14.3%
Ares Capital	71,625	1,145,284
BankUnited	36,218	1,082,918
Golub Capital BDC	82,395	1,427,905
Hercules Technology Growth Capital	94,281	1,485,869
JPMorgan Chase	24,096	1,457,326
Navient	46,809	925,882
New Mountain Finance	78,906	1,158,340
Plum Creek Timber REIT	26,500	1,086,765
Prudential Financial	21,509	1,904,407
Sabra Health Care REIT	43,325	1,237,795
Two Harbors Investment REIT	134,095	1,358,383
US Bancorp	37,259	1,587,233
Ventas REIT	11,055	757,378

		16,615,485

HEALTH CARE — 5.2%
Johnson & Johnson	13,721	1,478,849
Merck	23,502	1,361,706
Novartis ADR	16,439	1,523,731
Pfizer	57,125	1,710,894

		6,075,180

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	AT INCOME
OPPORTUNITIES FUND
OCTOBER 31, 2014

COMMON STOCK — continued
	Shares	Value

INDUSTRIALS — 5.7%
Boeing	11,659	$1,456,326
General Electric	89,803	2,317,816
Lockheed Martin	8,034	1,531,039
TAL International Group	31,863	1,374,251

		6,679,432

INFORMATION TECHNOLOGY — 7.9%
Apple	15,798	1,706,184
Automatic Data Processing	16,043	1,311,996
CDK Global*	1	33
Cisco Systems	66,874	1,636,407
Intel	26,430	898,884
Microchip Technology	36,849	1,588,561
Microsoft	18,504	868,763
Paychex	25,616	1,202,415

		9,213,243

MATERIALS — 1.8%
Potash Corp. of Saskatchewan	30,816	1,052,983
Scotts Miracle-Gro, Cl A	17,688	1,047,837

		2,100,820

TELECOMMUNICATION SERVICES — 1.4%
Verizon Communications	33,475	1,682,119

UTILITIES — 4.5%
Abengoa Yield*	35,782	1,162,915
Edison International	11,215	701,834
NextEra Energy	10,340	1,036,275
NRG Yield, Cl A	25,209	1,259,694
ONE Gas	1,273	48,310
TerraForm Power, Cl A*	36,666	1,043,515

		5,252,543

TOTAL COMMON STOCK (Cost $64,151,510)		68,934,191

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	AT INCOME
OPPORTUNITIES FUND
OCTOBER 31, 2014

EXCHANGE TRADED FUNDS — 17.0%
	Shares/ Face Amount	Value

iShares iBoxx $ High Yield Corporate Bond ETF	36,610	$3,387,523
iShares iBoxx $ Investment Grade Corporate Bond ETF	14,810	1,767,426
iShares US Preferred Stock ETF	38,000	1,510,500
PIMCO 0-5 Year High Yield Corporate Bond ETF	35,965	3,751,869
PowerShares Senior Loan Portfolio	384,285	9,368,868

TOTAL EXCHANGE TRADED FUNDS (Cost $20,024,243)		19,786,186

CORPORATE OBLIGATIONS — 13.7%
CONSUMER DISCRETIONARY — 5.2%
CCO Holdings 6.625%, 01/31/22	$1,200,000	1,275,000
Goodyear Tire & Rubber 8.250%, 08/15/20	1,200,000	1,290,000
Hanesbrands 6.375%, 12/15/20	1,100,000	1,167,375
Numericable Group 4.875%, 05/15/19 (A)	1,000,000	997,500
Sirius XM Radio 6.000%, 07/15/24 (A)	750,000	781,875
5.875%, 10/01/20 (A)	500,000	527,500

		6,039,250

ENERGY — 2.7%
Chesapeake Energy 4.875%, 04/15/22	1,000,000	1,022,750
El Paso MTN 7.800%, 08/01/31	700,000	861,000
Linn Energy 6.500%, 05/15/19	500,000	467,500
Sabine Pass Liquefaction 5.750%, 05/15/24 (A)	750,000	775,312

		3,126,562

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	AT INCOME
OPPORTUNITIES FUND
OCTOBER 31, 2014

CORPORATE OBLIGATIONS — continued
	Face Amount/ Shares	Value

FINANCIALS — 0.9%
Sabra Health Care 5.500%, 02/01/21	$1,050,000	$1,089,375

HEALTH CARE — 1.7%
HCA 6.500%, 02/15/20	1,150,000	1,283,688
Universal Health Services 3.750%, 08/01/19 (A)	750,000	755,625

		2,039,313

INDUSTRIALS — 1.2%
United Rentals North America 6.125%, 06/15/23	1,300,000	1,399,125

MATERIALS — 2.0%
NOVA Chemicals 5.000%, 05/01/25 (A)	500,000	516,250
Rockwood Specialties Group 4.625%, 10/15/20	1,750,000	1,827,000

		2,343,250

TOTAL CORPORATE OBLIGATIONS (Cost $15,981,245)		16,036,875

CLOSED-END FUNDS — 3.6%
BlackRock Municipal Income Trust	71,717	993,280
BlackRock MuniYield Quality Fund III	116,176	1,624,140
Nuveen Municipal Opportunity Fund	113,075	1,648,634

TOTAL CLOSED-END FUNDS (Cost $4,063,707)		4,266,054

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	AT INCOME
OPPORTUNITIES FUND
OCTOBER 31, 2014

PREFERRED STOCK — 2.2%
	Shares	Value

FINANCIALS — 1.9%
BB&T, 5.200%	13,105	$298,139
State Street, 5.200%	8,165	199,307
US Bancorp, 5.200%*	19,490	444,957
Wells Fargo, 7.500%	1,100	1,324,400

		2,266,803

TELECOMMUNICATION SERVICES — 0.3%
Qwest, 6.125%	13,495	317,672

TOTAL PREFERRED STOCK (Cost $2,683,716)		2,584,475

CASH EQUIVALENT (B) — 5.2%
AIM Short-Term Investment Company Liquid Assets Portfolio, 0.060% (Cost $6,023,212)	6,023,212	6,023,212

TOTAL INVESTMENTS — 100.8% (Cost $112,927,633)		$117,630,993

Percentages are based on Net Assets of $116,640,024.
*	Non-income producing security.

(A) Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “accredited investors.” These securities have been determined to be liquid under guidelines established by the Board of Trustees.

(B) The reporting rate is the 7-day effective yield as of October 31, 2014.

ADR — American Depositary Receipt

BDC — Business Development Company

Cl — Class

ETF — Exchange Traded Fund

MTN — Medium Term Note

REIT — Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	AT INCOME
OPPORTUNITIES FUND
OCTOBER 31, 2014

The following is a list of the inputs used as of October 31, 2014 when valuing the Fund’s investments:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$68,934,191	$—	$—	$68,934,191
Exchange Traded Funds	19,786,186	—	—	19,786,186
Corporate Obligations	—	16,036,875	—	16,036,875
Closed-End Funds	4,266,054	—	—	4,266,054
Preferred Stock	2,584,475	—	—	2,584,475
Cash Equivalent	6,023,212	—	—	6,023,212

Total Investments in Securities	$101,594,118	$16,036,875	$—	$117,630,993

For the period ended October 31, 2014, there were no transfers between Level 1 and Level 2 assets and liabilities. Transfers, if any, between levels are considered to have occurred as of the end of the period. For the period ended October 31, 2014, there were no Level 3 securities.

Amounts designated as “—” are $0.

For more information on valuation inputs, see Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	AT FUNDS
OCTOBER 31, 2014

STATEMENTS OF ASSETS AND LIABILITIES
	AT Disciplined Equity Fund	AT Mid Cap Equity Fund	AT Income Opportunities Fund

Assets:
Investments at Value (Cost $404,844,634, $43,502,156 and $112,927,633, respectively)	$584,098,607	$48,052,082	$117,630,993
Receivable for Investment Securities Sold	2,902,562	7,590	—
Dividends Receivable	281,372	21,864	315,912
Receivable for Capital Shares Sold	227,578	546,200	537,000
Deferred Offering Costs (see Note 2)	—	22,021	22,021
Reclaim Receivable	7,769	—	—
Prepaid Expenses	9,447	320	839

Total Assets	587,527,335	48,650,077	118,506,765

Liabilities:
Payable for Investment Securities Purchased	—	709,439	1,764,618
Payable for Capital Shares Redeemed	718,166	—	—
Payable due to Adviser	308,917	11,772	49,001
Payable due to Administrator	38,088	8,493	8,493
Chief Compliance Officer Fees Payable	8,454	550	1,579
Payable due to Trustees	4,097	266	765
Other Accrued Expenses	70,381	31,993	42,285

Total Liabilities	1,148,103	762,513	1,866,741

Net Assets	$586,379,232	$47,887,564	$116,640,024

Net Assets Consist of:
Paid-in Capital	$384,363,062	$43,035,015	$111,408,729
Undistributed Net Investment Income (Accumulated Net Investment Loss)	3,648,315	(15,240)	174,563
Accumulated Net Realized Gain on Investments	19,113,882	317,863	353,372
Net Unrealized Appreciation (Depreciation) on Investments	179,253,973	4,549,926	4,703,360

Net Assets	$586,379,232	$47,887,564	$116,640,024

Institutional Shares:
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	37,178,823	4,545,299	11,566,607

Net Asset Value, Offering and Redemption Price Per Share	$15.77	$10.54	$10.08

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	AT FUNDS
FOR THE YEAR OR PERIOD
ENDED OCTOBER 31, 2014

STATEMENTS OF OPERATIONS
	AT Disciplined Equity Fund(1)	AT Mid Cap Equity Fund(2)	AT Income Opportunities Fund(2)

Investment Income:
Dividends	$8,836,505	$74,964	$909,676
Interest	—	—	148,279
Less: Foreign Taxes Withheld	—	—	(5,195)

Total Income	8,836,505	74,964	1,052,760

Expenses:
Investment Advisory Fees	3,574,659	77,020	174,844
Administration Fees	373,557	34,520	34,520
Trustees’ Fees	14,950	271	779
Chief Compliance Officer Fees	13,971	550	1,579
Transfer Agent Fees	89,525	8,228	9,483
Legal Fees	49,275	6,761	8,916
Registration and Filing Fees	44,310	4,017	11,981
Printing Fees	33,088	1,350	2,379
Audit Fees	25,950	22,027	22,078
Custodian Fees	20,202	1,722	1,722
Offering Costs (See Note 2)	—	13,338	13,338
Other Expenses	10,492	1,049	1,640

Total Expenses	4,249,979	170,853	283,259

Less:
Waiver of Investment Advisory Fees	(99,298)	(68,158)	(35,562)
Fees Paid Indirectly (Note 4)	(10)	—	(1)

Net Expenses	4,150,671	102,695	247,696

Net Investment Income (Loss)	4,685,834	(27,731)	805,064

Net Realized Gain on Investments	20,926,154	330,354	365,760
Net Change in Unrealized Appreciation (Depreciation) on Investments	62,097,608	2,045,285	653,089

Net Realized and Unrealized Gain on Investments	83,023,762	2,375,639	1,018,849

Net Increase in Net Assets Resulting from Operations	$87,709,596	$2,347,908	$1,823,913

(1)	On January 2, 2014, the Invesco Disciplined Equity Fund (the “Predecessor Fund”) was reorganized into The Advisors’ Inner Circle Fund AT Disciplined Equity Fund. Information presented prior to January 2, 2014 is that of the Predecessor Fund. See Note 1 in Notes to Financial Statements.

(2)	Commenced operations on June 27, 2014.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	AT FUNDS

STATEMENTS OF CHANGES IN NET ASSETS
	AT Disciplined Equity Fund
	Year Ended October 31, 2014(1)	Year Ended October 31, 2013(1)

Operations:
Net Investment Income	$4,685,834	$4,096,535
Net Realized Gain on Investments	20,926,154	21,281,298
Net Change in Unrealized Appreciation (Depreciation) on Investments	62,097,608	63,387,409

Net Increase in Net Assets Resulting from Operations	87,709,596	88,765,242

Dividends and Distributions:
Net Investment Income	(4,204,041)	(3,466,757)
Net Realized Gains	(20,702,478)	(11,412,444)

Total Dividends and Distributions	(24,906,519)	(14,879,201)

Capital Share Transactions:
Issued	83,082,434	116,180,467
Reinvestment of Dividends and Distributions	22,306,354	12,342,736
Redeemed	(52,698,041)	(52,204,431)

Net Increase in Net Assets from Capital Share Transactions	52,690,747	76,318,772

Total Increase in Net Assets	115,493,824	150,204,813
Net Assets:
Beginning of Year	470,885,408	320,680,595

End of Year	$586,379,232	$470,885,408

Undistributed Net Investment Income	$3,648,315	$3,130,310

Shares Issued and Redeemed:
Issued.	5,692,598	9,275,304
Reinvestment of Dividends and Distributions	1,647,441	1,096,158
Redeemed	(3,629,698)	(4,118,072)

Net Increase in Shares Outstanding	3,710,341	6,253,390

(1)	On January 2, 2014, the Invesco Disciplined Equity Fund (the “Predecessor Fund”) was reorganized into The Advisors’ Inner Circle Fund AT Disciplined Equity Fund. Information presented prior to January 2, 2014 is that of the Predecessor Fund. See Note 1 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	AT FUNDS

STATEMENTS OF CHANGES IN NET ASSETS
	AT Mid Cap Equity Fund*	AT Income Opportunities Fund*
	Period Ended October 31, 2014	Period Ended October 31, 2014

Operations:
Net Investment Income (Loss)	$(27,731)	$805,064
Net Realized Gain on Investments	330,354	365,760
Net Change in Unrealized Appreciation (Depreciation) on Investments	2,045,285	653,089

Net Increase in Net Assets Resulting from Operations	2,347,908	1,823,913

Dividends and Distributions:
Net Investment Income	—	(642,889)

Total Dividends and Distributions	—	(642,889)

Capital Share Transactions:
Issued	38,860,011	77,392,103
Issued in Connection with In-Kind Transfer**	6,990,801	38,605,944
Reinvestment of Dividends and Distributions	—	213,853
Redeemed	(311,156)	(752,900)

Net Increase in Net Assets from Capital Share Transactions	45,539,656	115,459,000

Total Increase in Net Assets	47,887,564	116,640,024
Net Assets:
Beginning of Period	—	—

End of Period	$47,887,564	$116,640,024

Undistributed Net Investment Income (Accumulated Net Investment Loss)	$(15,240)	$174,563

Shares Issued and Redeemed:
Issued	3,877,032	7,760,774
Issued in Connection with In-Kind Transfer**	699,080	3,860,594
Reinvestment of Dividends and Distributions	—	21,645
Redeemed	(30,813)	(76,406)

Net Increase in Shares Outstanding	4,545,299	11,566,607

*	Commenced operations on June 27, 2014.

**	See Note 1 in the Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	AT DISCIPLINED
EQUITY FUND

FINANCIAL HIGHLIGHTS
Selected Per Share Data & Ratios For a Share Outstanding Throughout Each Year
	Years Ended October 31,
	2014(2)	2013(2)	2012(2)	2011(2)	2010(2)
Net Asset Value, Beginning of Year	$14.07	$11.78	$10.61	$9.61	$8.47

Income from Investment Operations:
Net Investment Income(1)	0.13	0.13	0.12	0.09	0.09
Net Realized and Unrealized Gain	2.32	2.70	1.33	1.00	1.13

Total from Investment Operations	2.45	2.83	1.45	1.09	1.22

Dividends and Distributions:
Net Investment Income	(0.13)	(0.13)	(0.09)	(0.09)	(0.08)
Net Realized Gains	(0.62)	(0.41)	(0.19)	—	—

Total Dividends and Distributions	(0.75)	(0.54)	(0.28)	(0.09)	(0.08)

Net Asset Value, End of Year	$15.77	$14.07	$11.78	$10.61	$9.61

Total Return†	18.25%	25.16%	14.05%	11.44%	14.51%

Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$586,379	$470,885	$320,681	$227,712	$188,719
Ratio of Expenses to Average Net Assets (Including Waivers, Reimbursements and Fees Paid Indirectly)	0.79%	0.80%	0.78%	0.80%	0.74%
Ratio of Expenses to Average Net Assets (Excluding Waivers, Reimbursements and Fees Paid Indirectly)	0.81%	0.80%	0.79%	0.81%	0.75%
Ratio of Net Investment Income to Average Net Assets	0.89%	1.03%	1.07%	0.89%	0.96%
Portfolio Turnover Rate	22%	19%	22%	38%	34%

†	Total return is for the period indicated and has not been annualized. Return shown does not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return would have been lower had the Adviser not waived its fee and/or reimbursed other expenses.

(1)	Per share calculations were performed using average shares for the period.

(2)	On January 2, 2014, the Invesco Disciplined Equity Fund (the “Predecessor Fund”) was reorganized into The Advisors’ Inner Circle Fund AT Disciplined Equity Fund. Information presented prior to January 2, 2014 is that of the Predecessor Fund. See Note 1 in Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	AT MID CAP
EQUITY FUND

FINANCIAL HIGHLIGHTS
Selected Per Share Data & Ratios
For a Share Outstanding Throughout The Period
	Period Ended October 31, 2014*
Net Asset Value, Beginning of Period	$10.00

Income (Loss) from Investment Operations:
Net Investment Loss(1)	(0.01)
Net Realized and Unrealized Gain	0.55

Total from Investment Operations	0.54

Dividends and Distributions:
Net Investment Income	—

Total Dividends and Distributions	—

Net Asset Value, End of Period	$10.54

Total Return†	5.40%

Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$47,888
Ratio of Expenses to Average Net Assets (Including Waivers, Reimbursements and Fees Paid Indirectly)	1.00	%**
Ratio of Expenses to Average Net Assets (Excluding Waivers, Reimbursements and Fees Paid Indirectly)	1.67	%**
Ratio of Net Investment Loss to Average Net Assets	(0.27	)%**
Portfolio Turnover Rate	7	%***

†	Total return is for the period indicated and has not been annualized. Return shown does not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return would have been lower had the Adviser not waived its fee and/or reimbursed other expenses.

*	Commenced operations on June 27, 2014.

**	Annualized

***	Not Annualized

(1)	Per share calculations were performed using average shares for the period.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	AT INCOME
OPPORTUNITIES FUND

FINANCIAL HIGHLIGHTS
Selected Per Share Data & Ratios
For a Share Outstanding Throughout The Period
	Period Ended October 31, 2014*
Net Asset Value, Beginning of Period	$10.00

Income from Investment Operations:
Net Investment Income(1)	0.09
Net Realized and Unrealized Gain	0.05

Total from Investment Operations	0.14

Dividends and Distributions:
Net Investment Income	(0.06)

Total Dividends and Distributions	(0.06)

Net Asset Value, End of Period	$10.08

Total Return†	1.42%

Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$116,640
Ratio of Expenses to Average Net Assets (Including Waivers, Reimbursements and Fees Paid Indirectly)	0.85	%**
Ratio of Expenses to Average Net Assets (Excluding Waivers, Reimbursements and Fees Paid Indirectly)	0.97	%**
Ratio of Net Investment Income to Average Net Assets	2.75	%**
Portfolio Turnover Rate	6	%***

†	Total return is for the period indicated and has not been annualized. Return shown does not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return would have been lower had the Adviser not waived its fee and/or reimbursed other expenses.

*	Commenced operations on June 27, 2014.

**	Annualized

***	Not Annualized

(1)	Per share calculations were performed using average shares for the period.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	AT FUNDS
OCTOBER 31, 2014

NOTES TO FINANCIAL STATEMENTS

1. Organization:

The Advisors’ Inner Circle Fund (the “Trust”) is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated February 18, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company with 53 funds. The financial statements herein are those of AT Disciplined Equity Fund (the “Disciplined Equity Fund”), the AT Mid Cap Equity Fund (the “Mid Cap Equity Fund”) and the AT Income Opportunities Fund (the “Income Opportunities Fund”) (each a “Fund” and collectively the “Funds”). Each Fund is classified as a “diversified” investment company under the 1940 Act. The investment objective of the Disciplined Equity Fund is to seek long-term capital appreciation and, secondarily, current income by investing primarily in equity securities of U.S. and foreign issuers. The investment objective of the Mid Cap Equity Fund is to seek long-term capital appreciation by investing primarily (at least 80% of its net assets) in equity securities of mid-capitalization companies. The investment objective of the Income Opportunities Fund is to seek current income and long-term capital appreciation by investing primarily (at least 80% of its net assets) in income producing securities. The financial statements of the remaining funds of the Trust are presented separately. The assets of each fund are segregated, and a shareholder’s interest is limited to the fund in which shares are held.

The Mid Cap Equity Fund and Income Opportunities Fund commenced operations on June 27, 2014 as a result of contributions in-kind. On this date, the Mid Cap Equity Fund issued 699,080 shares and acquired securities, cash and receivables in a tax-free transaction at their then current value of $6,990,801, including unrealized appreciation of $2,504,641, and the Income Opportunities Fund issued 3,860,594 shares and acquired securities, cash and receivables in a tax-free transaction at their then current value of $38,605,944, including unrealized appreciation of $4,050,271.

On October 17, 2013, the shareholders of the Invesco Disciplined Equity Fund (the “Predecessor Fund”) approved a proposed agreement and plan of reorganization (the “Reorganization”) that provided for (a) the acquisition of all the assets and assumption of all the liabilities of the Predecessor Fund, a series of AIM Equity Funds (Invesco Equity Funds), by the Disciplined Equity Fund in exchange for Institutional Class shares of the Disciplined Equity Fund; (b) the distribution of such shares to the shareholders of the Predecessor Fund; and (c) the liquidation and

THE ADVISORS’ INNER CIRCLE FUND	AT FUNDS
OCTOBER 31, 2014

termination of the Predecessor Fund. The Disciplined Equity Fund had no operations prior to the Reorganization. The effective date of the Reorganization was January 2, 2014.

The Disciplined Equity Fund is the successor to the Predecessor Fund. The Predecessor Fund was managed by Invesco Advisers, Inc. (“Invesco”). The Predecessor Fund had substantially similar investment objectives, investment strategies, policies and restrictions as those of the Disciplined Equity Fund. The financial statements and financial highlights reflect the financial information of the Predecessor Fund for periods prior to January 2, 2014.

2. Significant Accounting Policies:

The following is a summary of the significant accounting policies followed by the Funds.

Use of Estimates — The Funds are investment companies in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Funds follow the accounting and reporting guidelines for investment companies. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of assets, the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. Values of debt securities are generally reported at the last sales price if the security is actively traded. If a debt security is not actively traded it is valued at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market

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value. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates.

Investment companies held in the Funds’ portfolios are valued at the published net asset value.

Securities for which market prices are not “readily available” are valued in accordance with fair value procedures established by the Fund’s Board of Trustees (the “Board”). The Fund’s fair value procedures are implemented through a fair value pricing committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using fair value procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government imposed restrictions. When a security is valued in accordance with the fair value procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. As of October 31, 2014, there were no fair valued securities.

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

•	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

•

Level 2 — Other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active

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markets, adjusted quoted prices on foreign equity securities that were adjusted in accordance with pricing procedures approved by the Board, etc.); and

•	Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

For the year or period ended October 31, 2014, there have been no transfers between Level 1 and Level 2 assets and liabilities. For the year or period ended October 31, 2014, there were no Level 3 securities.

For the year or period ended October 31, 2014, there have been no significant changes to the Funds’ fair valuation methodology.

Federal Income Taxes — It is each Fund’s intention to qualify or continue to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended. Accordingly, no provision for Federal income taxes has been made in the financial statements.

The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Funds did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last three tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the year or period ended October 31, 2014, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense

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in the Statement of Operations. During the year or period ended October 31, 2014, the Funds did not incur any interest or penalties.

Security Transactions and Investment Income — Security transactions are accounted for on trade date for financial reporting purposes. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis from settlement date. Purchase discounts and premiums on debt securities are accreted and amortized to maturity and included in interest income.

Investments in Real Estate Investment Trusts (“REITs”) — Dividend income from REITs is recorded based on the income included in distributions received from the REIT investments using published REIT reclassifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

Expenses — Expenses that are directly related to the Funds are charged to the Funds. Other operating expenses of the Trust are prorated to the funds based on the number of funds and/or relative daily net assets.

Deferred Offering Costs — Offering costs, including costs of printing initial prospectus, legal and registration fees, are amortized over twelve months from inception of the Funds. For the period ended October 31, 2014, the remaining amount still to be amortized for the Mid Cap Equity Fund and Income Opportunities Fund was $22,021 and $22,021, respectively.

Dividends and Distributions to Shareholders — The Disciplined Equity Fund and Mid Cap Equity Fund distribute substantially all of their net investment income, if any, at least annually. The Income Opportunities Fund distributes substantially all of its net investment income, if any, quarterly. For each Fund, any net realized capital gains, if any, are distributed at least annually. All distributions and distributions are recorded on ex-dividend date.

3. Transactions with Affiliates:

Certain officers of the Trust are also officers of SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments

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Company, and/or SEI Investments Distribution Co. (the “Distributor”). Such officers are paid no fees by the Trust, other than the Chief Compliance Officer (“CCO”) as described below, for serving as officers of the Trust. Prior to January 2, 2014, the Predecessor Fund entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class Y shares of the Predecessor Fund. The Predecessor Fund was not charged any fees pursuant with the distribution agreement with IDI.

A portion of the services provided by the CCO and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s advisors and service providers, as required by SEC regulations. The CCO’s services and fees have been approved by and are reviewed by the Board.

4. Administration, Distribution, Shareholder Servicing, Custodian and Transfer Agent Agreements:

Effective January 2, 2014, the Funds and the Administrator are parties to an Administration Agreement under which the Administrator provides management and administration services for an annual fee which is calculated daily and paid monthly, at an annual rate of 0.08% of each Fund’s average daily net assets. The foregoing fee is subject to a minimum annual fee of $125,000 for the Disciplined Equity Fund and $100,000 each for the Mid Cap Equity Fund and Income Opportunities Fund plus $10,000 per additional class. Due to these minimums, the annual administration fee each Fund pays will exceed the above percentage at low asset levels. Prior to January 2, 2014, the Predecessor Fund entered into a master administrative services agreement with Invesco pursuant to which the Predecessor Fund agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Predecessor Fund. Expenses incurred under the agreement are shown in the Statement of Operations as “Administration Fees”.

Effective January 2, 2014, DST Systems, Inc. serves as the transfer agent and dividend disbursing agent for the Funds under a transfer agency agreement with the Trust. The Funds may earn cash management credits which can be used to offset transfer agent expenses. During the year or period ended October 31, 2014, the Disciplined Equity Fund and Income Opportunities Fund earned credits of $10 and $1, respectively, which were used to offset transfer agent expenses. These amounts are labeled “Fees Paid Indirectly” on the Statement of Operations.

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Prior to January 2, 2014, the Predecessor Fund entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Predecessor Fund agreed to pay IIS a fee for providing transfer agency and shareholder services to the Invesco Predecessor Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services.

MUFG Union Bank, N.A. (formerly Union Bank, N.A.) acts as custodian (the “Custodian”) for the Funds. The Custodian plays no role in determining the investment policies of the Funds or which securities are to be purchased or sold by the Funds.

5. Investment Advisory Agreement:

Under the terms of an investment advisory agreement, AT Investment Advisers, Inc. (the “Adviser”) provides investment advisory services to the Disciplined Equity Fund at a fee, which is calculated daily and paid monthly at the following rates based on the average daily net assets of the Disciplined Equity Fund: 0.695% of the first $250 million, 0.670% of the next $250 million, 0.645% of the next $500 million, 0.620% of the next $1.5 billion, 0.595% of the next $2.5 billion, 0.570% of the next $2.5 billion, 0.545% of the next $2.5 billion and 0.520% of any amount above $10 billion. Prior to January 2, 2014, Invesco served as investment adviser to the Predecessor Fund under the same terms.

Under the terms of an investment advisory agreement, the Adviser provides investment advisory services to the Mid Cap Equity Fund and Income Opportunities Fund at a fee, which is calculated daily and paid monthly, at an annual rate of 0.75% of the average daily net assets of the Mid Cap Equity Fund and 0.60% of the average daily net assets of the Income Opportunities Fund.

The Adviser has contractually agreed to reduce fees and reimburse expenses to the extent necessary to keep the total annual operating expenses (excluding 12b-1 fees, shareholder servicing fees, interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, collectively “excluded expenses”) from exceeding 0.79% of the Disciplined Equity Fund’s average daily net assets until January 2, 2016, and 1.00% of the Mid Cap Equity Fund’s average daily net assets and 0.85% of the Income Opportunities Fund’s average daily net assets until February 28, 2015. In addition, if at any point total annual Fund operating expenses (not including excluded expenses) are below a Fund’s expense cap, the Adviser may receive from the Fund the difference between total annual operating expenses (not including excluded expenses) and the expense cap to recover all or a portion of its

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prior fee reductions or expense reimbursements made during the preceding three-year period during which this agreement was in place. This agreement may be terminated at any time. As of October 31, 2014, the amounts the Adviser may seek as reimbursement of previously waived fees were $96,254, $68,158 and $35,562 from the Disciplined Equity Fund, Mid Cap Equity Fund, and Income Opportunities Fund, respectively, expiring in 2017.

Prior to January 2, 2014, Invesco had contractually agreed through June 30, 2014, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual Fund operating expenses after fee waivers and/or expense reimbursement to 1.75% of the Predecessor Fund’s average daily net assets. Invesco did not waive fees and/or reimburse expenses during the period from November 1, 2013 through January 1, 2014 under this expense limitation. Further, Invesco had contractually agreed through June 30, 2014, to waive the advisory fee payable by the Predecessor Fund in an amount equal to 100% of the net advisory fees Invesco received from the affiliated money market funds on investments by the Predecessor Fund of uninvested cash in such affiliated money market funds. For the period from November 1, 2013 through January 1, 2014, Invesco waived advisory fees of $3,044.

6. Investment Transactions:

The cost of purchases and proceeds from security sales, other than long-term U.S. Government and short-term securities for the year or period ended October 31, 2014, are as follows:

	Purchases	Sales
Disciplined Equity Fund	$142,159,500	$111,245,077
Mid Cap Equity Fund	38,999,963	1,976,263
Income Opportunities Fund	78,540,290	4,980,880

7. Federal Tax Information:

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to undistributed net investment income (loss), accumulated net realized gain (loss) or paid-in capital, as appropriate, in the period that the differences arise.

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Permanent book and tax basis differences are primarily attributable to REIT adjustments and net operating losses and have been classified to/(from) the following for the year or period ended October 31, 2014:

	Undistributed Net Investment Income	Accumulated Net Realized Gain (Loss)
Disciplined Equity Fund	$36,212	$(36,212)
Mid Cap Equity Fund	12,491	(12,491)
Income Opportunities Fund	12,388	(12,388)

These reclassifications have no impact on net assets or net asset value per share.

The tax character of dividends and distributions paid during the years or periods ended October 31, 2014 and 2013 were as follows:

	Ordinary Income	Long-Term Capital Gain	Total
Disciplined Equity Fund
2014	$4,304,376	$20,602,143	$24,906,519
2013	3,466,757	11,412,444	14,879,201
Income Opportunities Fund
2014	642,889	—	642,889

As of October 31, 2014, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Late-Year Loss Deferral	Total Distributable Earnings
Disciplined Equity Fund	$3,935,961	$20,509,560	$177,570,649	$—	$202,016,170
Mid Cap Equity Fund	—	325,033	4,542,756	(15,240)	4,852,549
Income Opportunities Fund	244,973	285,324	4,700,998	—	5,231,295

Deferred late-year losses represent ordinary losses realized on investment transactions from January 1, 2014 through October 31, 2014. For the tax year ended October 31, 2014, the Mid Cap Equity Fund elected to treat the qualified ordinary late year loss of $15,240 as arising in the following fiscal year.

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The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Funds’ net unrealized appreciation difference is attributable primarily to wash sales.

Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The Funds have no capital loss carryforwards under the new provision.

The Federal tax cost and aggregate gross unrealized appreciation and depreciation for the investments held by the Funds at October 31, 2014, were as follows:

	Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation
Disciplined Equity Fund	$406,527,958	$183,068,776	$(5,498,127)	$177,570,649
Mid Cap Equity Fund	43,509,326	5,156,245	(613,489)	4,542,756
Income Opportunities Fund	112,929,995	6,314,400	(1,613,402)	4,700,998

8. Other:

At October 31, 2014, the percentage of total shares outstanding held by a limited number of shareholders for each Fund, which were comprised of omnibus accounts that were held on behalf of various individual shareholders was as follows:

	No. of Shareholders	% Ownership
Disciplined Equity Fund	4	87%
Mid Cap Equity Fund	4	91%
Income Opportunities Fund	3	92%

In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be established; however, based on experience, the risk of loss from such claim is considered remote.

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9. Change of Independent Registered Public Accounting Firm:

The Disciplined Equity Fund has selected Ernst & Young (“E&Y”) to serve as the Fund’s independent registered public accounting firm for the Fund’s fiscal year ended October 31, 2014. The decision to select E&Y was recommended by the Fund’s Audit Committee on August 13, 2013 and was approved by the Fund’s Board of Trustees on August 13, 2013. During the Predecessor Fund’s fiscal years ended October 31, 2013 and 2012, neither the Predecessor Fund, nor anyone on their behalf, consulted with E&Y on items which: (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Predecessor Fund’s financial statements; or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a)(1)(iv) of said Item 304). The selection of E&Y does not reflect any disagreements with or dissatisfaction by the Fund or the Fund’s Board of Trustees with the performance of the Predecessor Fund’s prior independent registered public accounting firm, Pricewaterhouse Coopers LLP (“PwC”). The decision not to renew the engagement of PwC, effective upon its completion of its audit for the fiscal year ended October 31, 2013, and to select E&Y was recommended by the Fund’s Audit Committee and approved by the Fund’s Board of Trustees. PwC’s report on the Predecessor Fund’s financial statements for the fiscal years ended October 31, 2013 and 2012 contained no adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. During the Predecessor Fund’s fiscal years ended October 31, 2013 and 2012 (i) there were no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC, would have caused them to make reference to the subject matter of the disagreements in connection with their reports on the Predecessor Fund’s financial statements for such years; and (ii) there were no “reportable events” of the kind described in Item 304(a)(1)(v) of Regulation S-K.

10. Subsequent Events:

The Funds have evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional adjustments were required to the financial statements.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of The Advisors’ Inner Circle Fund

and Shareholders of AT Funds

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of AT Disciplined Equity Fund, AT Mid Cap Equity Fund and AT Income Opportunities Fund (three of the series constituting The Advisors’ Inner Circle Fund (the “Trust”)) as of October 31, 2014, and the related statements of operations, the statements of changes in net assets, and the financial highlights for each of the years or periods then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statement of changes in net assets and financial highlights of the AT Disciplined Equity Fund for each of the years presented through October 31, 2013 were audited by other auditors whose report dated December 23, 2013, expressed an unqualified opinion on those financial statements and financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures when replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AT Disciplined Equity Fund, AT Mid Cap Equity Fund and AT Income Opportunities Fund (three of the series constituting The Advisors’ Inner Circle Fund) at October 31, 2014, and the results of their operations, the changes in their net assets and their financial highlights for each of years or periods then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

December 24, 2014

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DISCLOSURE OF FUND EXPENSES (Unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for fund management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the mutual fund’s gross income and directly reduce its final investment return. These expenses are expressed as a percentage of the mutual fund’s average net assets; this percentage is known as the mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table on the next page illustrates your Fund’s costs in two ways:

• Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your ending starting account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

• Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

Note: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

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DISCLOSURE OF FUND EXPENSES (Unaudited)

	Beginning Account Value 5/01/14	Ending Account Value 10/31/14	Annualized Expense Ratios	Expenses Paid During Period*
Disciplined Equity Fund
Actual Fund Return
Institutional Class Shares	$1,000.00	$1,092.80	0.79%	$4.17
Hypothetical 5% Return
Institutional Class Shares	$1,000.00	$1,021.22	0.79%	$4.02
Mid Cap Equity Fund
Actual Fund Return
Institutional Class Shares	$1,000.00	$1,054.00	1.00%	$3.52	**
Hypothetical 5% Return
Institutional Class Shares	$1,000.00	$1,020.16	1.00%	$5.09
Income Opportunities Fund
Actual Fund Return
Institutional Class Shares	$1,000.00	$1,014.20	0.85%	$2.93	**
Hypothetical 5% Return
Institutional Class Shares	$1,000.00	$1,020.92	0.85%	$4.28

*	Unless otherwise indicated, expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period.)

**	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 126/365 (to reflect the period from inception to date, 06/27/14-10/31/14).

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TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited)

Set forth below are the names, age, position with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Trustees who are deemed not to be “interested persons” of the Trust are referred to as “Independent Board Members.” Messrs. Nesher and Doran are Trustees who may be deemed to be “interested” persons

Name, Address, Age[1]	Position(s) Held with the Trust and Length of Time Served[2]	Principal Occupation(s) During the Past 5 Years
INTERESTED BOARD MEMBERS[3,4]
ROBERT NESHER 68 yrs. old	Chairman of the Board of Trustees (Since 1991)	SEI employee 1974 to present; currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated. Vice Chairman of the Advisors’ Inner Circle Fund III and O’Connor EQUUS. President and Chief Executive Officer of SEI Structured Credit Fund, LP. President and Chief Executive Officer of SEI Alpha Strategy Portfolios, LP, June 2007 to September 2013. President and Director of SEI Opportunity Fund, L.P. to 2010.
WILLIAM M. DORAN 1701 Market Street Philadelphia, PA 19103 74 yrs. old	Trustee (Since 1991)	Self-Employed Consultant since 2003. Partner at Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003, counsel to the Trust, SEI Investments, SIMC, the Administrator and the Distributor.
INDEPENDENT BOARD MEMBERS[4]
JOHN K. DARR 70 yrs. old	Trustee (Since 2008)	Retired. CEO, Office of Finance, Federal Home Loan Banks, from 1992 to 2007.
JOSEPH T. GRAUSE, JR. 62 yrs. old	Trustee (Since 2011)	Self-employed consultant since January 2012. Director of Endowments and Foundations, Morningstar Investment Management, Morningstar, Inc., February 2010 to May 2011; Director of International Consulting and Chief Executive Officer of Morningstar Associates Europe Limited, Morningstar, Inc., May 2007 to February 2010; Country Manager — Morningstar UK Limited, Morningstar, Inc., June 2005 to May 2007.

1	Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.
2	Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.
3	Denotes Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.
4	Board Members oversee 53 funds in The Advisors’ Inner Circle Fund.

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of the Trust as that term is defined in the 1940 Act by virtue of their affiliation with the Trust’s Distributor. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-855-3AT-FUND. The following chart lists Trustees and Officers as of October 31, 2014.
Other Directorships Held by Board Member[5]

Current Directorships: Trustee of The Advisor’s Inner Circle Fund II, Bishop Street Funds, The KP Funds, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds and SEI Insurance Products Trust. President and Director of SEI Structured Credit Fund, L.P. Director of SEI Global Master Fund PLC, SEI Global Assets Fund PLC, SEI Global Investments Fund PLC, SEI Investments — Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Investments — Unit Trust Management (UK) Limited, SEI Multi-Strategy Funds PLC and SEI Global Nominee Ltd.

Former Directorships: Director of SEI Opportunity Fund, L.P. to 2010 and Director of the SEI Alpha Strategy Portfolio LP to 2013.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, O’Connor EQUUS, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and the KP Funds. Director of SEI Investments (Europe), Limited, SEI Investments — Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Asia), Limited, SEI Global Nominee Ltd. and SEI Investments — Unit Trust Management (UK) Limited. Director of the Distributor since 2003.

Former Directorships: Director of the SEI Alpha Strategy Portfolio LP to 2013.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds. Director, Federal Home Loan Bank of Pittsburgh. Director, Manna, Inc. (non-profit developer of affordable housing for ownership).
Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds. Director, The Korea Fund, Inc.
5	Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.

THE ADVISORS’ INNER CIRCLE FUND	AT FUNDS

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited)

Name, Address, Age[1]	Position(s) Held with the Trust and Length of Time Served[2]	Principal Occupation(s) During the Past 5 Years
INDEPENDENT BOARD MEMBERS[3] (continued)
MITCHELL A. JOHNSON 72 yrs. old	Trustee (Since 2005)	Retired. Private investor and self-employed consultant (strategic investments) since 1994.
BETTY L. KRIKORIAN 71 yrs. old	Trustee (Since 2005)	Vice President, Compliance, AARP Financial Inc. from 2008-2010. Self-Employed Legal and Financial Services Consultant since 2003.
BRUCE R. SPECA 58 yrs. old	Trustee (Since 2011)	Global Head of Asset Allocation, Manulife Asset Management (subsidiary of Manulife Financial), June 2010 to May 2011; Executive Vice President — Investment Management Services, John Hancock Financial Services (subsidiary of Manulife Financial), June 2003 to June 2010.
GEORGE J. SULLIVAN, JR. 71 yrs. old	Trustee Lead Independent Trustee (Since 1999)	Retired since January 2012. Self-employed Consultant, Newfound Consultants Inc. April 1997 to December 2011.
OFFICERS
MICHAEL BEATTIE 49 yrs. old	President (Since 2011)	Director of Client Service at SEI from 2004 to 2011. Vice President at SEI from 2009 to November 2011.
RAMI ABDEL- RAHMAN 40 yrs. old	Treasurer, Controller and Chief Financial Officer (since 2014)	Director, SEI Investments, Fund Accounting since June 2014. Fund Accounting Director, BNY Mellon from 2006 to 2014.

1	Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.
2	Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.
3	Board Members oversee 53 funds in The Advisors’ Inner Circle Fund.

THE ADVISORS’ INNER CIRCLE FUND	AT FUNDS

Other Directorships Held by Board Member[4]

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, The KP Funds, Bishop Street Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Institutional Investments Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds and SEI Insurance Products Trust. Director, Federal Agricultural Mortgage Corporation (Farmer Mac) since 1997.

Former Directorships: Director of the SEI Alpha Strategy Portfolio LP to 2013.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds.
Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds.

Current Directorships: Trustee/ Director of State Street Navigator Securities Lending Trust, The Advisors’ Inner Circle Fund II, Bishop Street Funds, SEI Structured Credit Fund, LP, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust LP, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and the KP Funds; Member of the independent review committee for SEI’s Canadian-registered mutual funds.

Former Directorships: Director of SEI Opportunity Fund, L.P. to 2010, Director of the SEI Alpha Strategy Portfolio LP to 2013.

None.
None.

4	Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.

THE ADVISORS’ INNER CIRCLE FUND	AT FUNDS

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited)

Name, Address, Age[1]	Position(s) Held with the Trust and Length of Time Served	Principal Occupation(s) During the Past 5 Years
OFFICERS (continued)
RUSSELL EMERY 51 yrs. old	Chief Compliance Officer (Since 2006)	Chief Compliance Officer of SEI Structured Credit Fund, LP since 2007. Chief Compliance Officer of SEI Opportunity Fund, L.P., SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Daily Income Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II and Bishop Street Funds since 2006; SEI Adviser Managed Trust since 2010, New Covenant Funds since 2012; SEI Insurance Products Trust and The KP Funds since 2013; The Advisors’ Inner Circle Fund III and O’Connor EQUUS since 2014.
DIANNE M. DESCOTEAUX 37 yrs. old	Vice President and Secretary (Since 2011)	Counsel at SEI Investments since 2010. Associate at Morgan, Lewis & Bockius LLP from 2006 to 2010.
EDWARD McCUSKER 30 yrs. old	Privacy Officer (Since 2013) AML Officer (Since 2013)	SEI’s Private Banking 2008-2010. AML SEI Private Trust Company 2010-2011. AML Manager of SEI Investments 2011-2013. AML and Privacy Officer 2013.
JOHN MUNCH 43 yrs. old	Vice President and Assistant Secretary (since 2012)	Attorney at SEI Investments Company since 2001.
LISA WHITTAKER 36 yrs. old	Vice President and Assistant Secretary (since 2013)	Attorney, SEI Investments Company (2012-present). Associate Counsel, The Glenmede Trust Company (2011-2012).Associate, Drinker Biddle & Reath LLP (2006-2011).
JOHN Y. KIM 33 yrs. old	Vice President and Secretary (Since 2014)	Attorney SEI Investments Company (2014-present). Associate, Stradley Ronon Stevens & Young, LLP (2009-2014)

1	Unless otherwise noted, the business address of each officer is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.

THE ADVISORS’ INNER CIRCLE FUND	AT FUNDS

Other Directorships Held by Officer

None.
None.
None.
None.
None.
None.

THE ADVISORS’ INNER CIRCLE FUND	AT FUNDS
OCTOBER 31, 2014

NOTICE TO SHAREHOLDERS (Unaudited)

For shareholders that do not have an October 31, 2014 tax year end, this notice is for informational purposes only. For shareholders with an October 31, 2014 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended October 31, 2014, the Funds are designating the following items with regard to distributions paid during the year.

	Long-Term Capital Gain Distributions	Ordinary Income Distributions	Total Distributions	Qualifying for Corporate Dividends Received Deduction(1)	Qualifying Dividend Income(2)	U.S. Government Interest(3)	Interest Related Dividends(4)	Short-Term Capital Gain Dividends(5)
Disciplined Equity Fund	82.72%	17.28%	100.00%	100.00%	100.00%	0.00%	0.00%	100.00%
Mid Cap Equity Fund	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Income Opportunities Fund	0.00%	100.00%	100.00%	88.70%	88.58%	0.00%	0.00%	0.00%

(1)	Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and are reflected as a percentage of “Ordinary Income Distributions” (the total of short term capital gain and net investment income distributions).

(2)	The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of “Ordinary Income Distributions” (the total of short term capital gain and net investment income distributions). It is the intention of the aforementioned Funds to designate the maximum amount permitted by the law.

(3)	“U.S. Government Interest” represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of ordinary income. Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders who are residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4)	The percentage in this column represents the amount of “Interest Related Dividends” and is reflected as a percentage of ordinary income distribution that is exempt from U.S. withholding tax when paid to foreign investors.

(5)	The percentage of this column represents the amount of “Short Term Capital Gain Dividends” and is reflected as a percentage of short term capital gain distribution that is exempt from U.S. withholding tax when paid to foreign investors.

The information reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2014. Complete information will be computed and reported in conjunction with your 2014 Form 1099-DIV.

AT Funds

PO Box 219009

Kansas City, MO 64121-9009

1-855-3AT-FUND

Adviser:

AT Investment Advisers, Inc.

One South Wacker Drive, Suite 3500

Chicago, Illinois 60606

Distributor:

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

Administrator:

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, PA 19456

Legal Counsel:

Morgan, Lewis & Bockius LLP

1701 Market Street

Philadelphia, PA 19103

This information must be preceded or accompanied by a current prospectus for the Funds.

ATF-AR-001-0100

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, controller or principal accounting officer, and any person who performs a similar function.

Item 3.	Audit Committee Financial Expert.

(a)(1) The Registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial experts are John Darr and George Sullivan, and they are independent as defined in Form N-CSR Item 3(a)(2).

Item 4.	Principal Accountant Fees and Services.

Fees billed by PricewaterhouseCoopers LLP (“PwC”) related to the Trust

PwC billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years were as follows:

		2014			2013
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees	$112,800	$0	$0	$131,000	$0	$0
(b)	Audit-Related Fees	$0	$0	$0	$24,800	$0	$0
(c)	Tax Fees	$25,000	$0	$0	$23,755	$0	$0
(d)	All Other Fees	$0	$0	$0	$0	$0	$0

Fees billed by Ernst & Young LLP (“E&Y”) related to the Trust

E&Y billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years were as follows:

		2014			2013
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees	$595,010	N/A	N/A	$489,500	N/A	N/A
(b)	Audit-Related Fees	N/A	N/A	N/A	N/A	N/A	N/A
(c)	Tax Fees	N/A	N/A	N/A	$10,166	N/A	N/A
(d)	All Other Fees	N/A	N/A	N/A	N/A	N/A	N/A

Fees billed by Deloitte & Touche LLP (“D&T”) related to the Trust

D&T billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years were as follows:

		2014			2013
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees	$120,000	N/A	N/A	$199,000	N/A	N/A
(b)	Audit-Related Fees	N/A	N/A	N/A	N/A	N/A	N/A
(c)	Tax Fees	$34,500	N/A	N/A	$71,070	N/A	N/A
(d)	All Other Fees	N/A	N/A	N/A	N/A	N/A	N/A

Fees billed by BBD, LLP (“BBD”) related to the Trust

BBD billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years were as follows:

		2014			2013
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees	$110,000	N/A	N/A	$17,000	N/A	N/A
(b)	Audit-Related Fees	N/A	N/A	N/A	N/A	N/A	N/A
(c)	Tax Fees	N/A	N/A	N/A	N/A	N/A	N/A
(d)	All Other Fees	N/A	N/A	N/A	N/A	N/A	N/A

(e)(1)

All requests or applications for services to be provided by the independent auditor shall be submitted to the Chief Financial Officer (“CFO”) of the Registrant and must include a detailed description of the services proposed to be rendered. The Registrant’s CFO will determine whether such services (1) require specific pre-approval, (2) are included within the list of services that have received the general pre-approval of the audit committee or (3) have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise.

Requests or applications to provide services that require specific pre-approval by the audit committee will be submitted to the audit committee by the CFO. The audit committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The audit committee has delegated specific pre-approval authority to either the audit committee chair or financial experts, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the audit committee at its next regularly scheduled meeting.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment advisor or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the audit committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the

Registrant, and discussing with the independent auditor its methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (PwC):

	2014	2013
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (E&Y):

	2014	2013
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (D&T):

	2014	2013
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (BBD):

	2014	2013
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) Not applicable.

(g) The aggregate non-audit fees and services billed by PwC for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were $25,000 and $48,555 for 2014 and 2013, respectively.

(g) The aggregate non-audit fees and services billed by E&Y for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were $79,100 and $90,266 for 2014 and 2013, respectively.

(g) The aggregate non-audit fees and services billed by D&T for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were $34,500 and $71,070 for 2014 and 2013, respectively.

(g) The aggregate non-audit fees and services billed by BBD for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were $0 and $0 for 2014 and 2013, respectively.

(h) During the past fiscal year, all non-audit services provided by Registrant’s principal accountant to either Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant were pre-approved by the audit committee of Registrant’s Board of Trustees. Included in the audit committee’s pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment
Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005.

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund

By (Signature and Title)*	/s/ Michael Beattie
Michael Beattie, President

Date: January 6, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Michael Beattie
Michael Beattie, President

Date: January 6, 2015

By (Signature and Title)*	/s/ Rami Abdel-Rahman
Rami Abdel-Rahman,
Treasurer, Controller & CFO

Date: January 6, 2015

*	Print the name and title of each signing officer under his or her signature.